Bear Stearns 2007 SMid-Cap Investor Conference November 14, 2007

This presentation will contain certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages of raw materials, dependence on industry trends, access to capital, acceptance of new technology and products, and government regulation. Listeners should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q. We cannot give assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All written and oral forward looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. Safe Harbor Statement

Company At-A-Glance Key Facts: Founded as a start-up in 1985 IPO in 1991 - NYSE: WNC Headquartered in Lafayette, IN 3,400 employees 2006 sales of $1.3B 2006 trailer production of ~ 60,000 units #1 North American Designer, Manufacturer and Marketer of Truck Trailers and Related Transportation Equipment

Investment Highlights Market leader: #1 position in North American trailer market Superb brand recognition: Supported by diverse, long-standing customer relationships Innovation leader: Best-in-class technology (e.g., DuraPlate(r)) New leadership: Strong management team & Continuous Improvement (CI) culture Significant growth opportunities: DuraPlate(r) and mid-market growth opportunities Margin expansion opportunities: Strategic sourcing, strategic pricing initiatives Strong financial position: 2006 OCF of $52M, net debt of $95M

DuraPlate Pups Arctic Lite(r) Vans Transcraft (r) Flatbeds DuraPlate HD(r) Dry Vans RoadRailer(r) DuraPlate(r) Dry Vans WNC Product Offering FreightPro(r) Dry Vans Dry Vans Refrigerated Doubles Vans Intermodal Platforms

WNC Manufacturing Locations Lafayette, Indiana Dry van production DuraPlate(r) composites Corporate headquarters Lafayette, Indiana Refrigerated van production Anna, Illinois Transcraft flatbed production Harrison, Arkansas Wabash Wood Products flooring production

WNC Customer Relationships

WNC Channels to Market Extensive sales network Factory direct Wabash dealers 25 independent dealers Wabash National Trailer Centers 10 sales and service branches Transcraft Dealers 90 independent dealers Industry leading brands Phoenix Branch

Recognized Leader in Trailer Industry WNC Competition 59126 220956 WNC Competition 46785 108904 WNC Competition 6809 27533 2006 Total Trailers WNC Competition 5532 32902 WNC Competition 52317 141806 2006 Total Dry Vans 2006 Total Vans 2006 Total Platforms 2006 Total Reefers #1 #1 #3 #2 #1 Source: ACT, WNC, TrailerBody Builders Magazine

Industry Leading Innovations

Innovation	Launch Date	Description
Locks & Lights	2008	Reduced maintenance/increased safety
G2™ Coating	2006	Proprietary rear frame powder coating.
LED Mini-Marker	2006	Damage resistant, longer-life lights.
High performance reefer liner/integrated scuff	2004/2006	Weight and maintenance reduction
DuraPlate HD	2003	Increased damage resilience in lower 2 ft. of trailer wall
EZ-7® Plug	2002	Lower maintenance trailer electrical systems.
WP Sealed Wheel End Package	2000	Improved reliability and reduced maintenance
DuraPlate Door®	1998	Corrosion resistant, higher durability rear doors.
SolarGuard Roof®	1997	Improved thermal efficiency, reduces cooling unit run time.








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Proven DuraPlate® Technology

Benefits: Proprietary Composite Trailers = Reduced "Total Cost of Ownership"

• Lower maintenance costs	► Up to $0.03 per mile
• Extended trailer's useful life	► 10-12 years
• Maintains appearance of trailer	► Increased durability
• Enhance trailer resale	► $1,000 - $2,000 over sheet & post




Pre-coated galvanized steel skin
Foamed HDPE core
Galvanized steel skin

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Freight Tonnage 111.6 in September

Industry Outlook 1999 2000 2001 2002 2003 2004 2005 2006 2007E 2008E 2009E 2010E 2011E Class 8 Trucks 280722 206555 118682 148236 141429 216521 269408 296474 131616 150047 242381 150472 205904 Total Trailers 314087 275223 140100 142658 183162 235953 256091 280082 217834 199480 223760 270346 276786 Units Source: ACT Research U.S. Truck & Total Trailer Industry Shipments Class 8 Truck Total Trailers

Van Trailer Forecast Source: Van projections based on ACT Research Dry Vans Wabash Market Share Reefers U.S. Dry & Refrigerated Van Trailer Forecast WNC ERP Implementation

Recent Initiatives Implemented new ERP system Introduced new ALPHA line Focused on operational excellence ERP Implementation Improvements in productivity, process yields, and throughput* *Throughput per shift day Complexity of build impacts throughput and productivity

Strategic Sourcing & Pricing US 2007 2012 Spend 80 5 15 Low Cost Global Sourcing Goal = 20% of spend by 2012 Build low-cost global sourcing platform Current situation 75% of COGS is purchased parts and components 5% currently sourced in low-cost countries Plan Move 20% of parts and components to low cost countries Initial benefits to be realized in 2008 Drive higher average selling prices Current situation Industry leadership in competitive market Demonstrating high value proposition Leveraging DuraPlate(r) brand Plan Leverage leadership position Continue differentiation through innovation

DuraPlate(r) Growth Opportunity DuraPlate Competition 17 83 Est. DuraPlate(r) Fleet Penetration >300,000 Units Sold Faster growth than existing penetration: >28% Dry Vans sold today are DuraPlate(r) *Source: ACT Research; WNC estimates DuraPlate(r) replacement cycle is beginning 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 East 7288 17983 36649 36755 24782 27275 30260 37371 41316 42831 Units DuraPlate(r) Trailers Sales by Year

Source: WNC Estimates Adjacent DuraPlate(r) Opportunities Swing & Overhead Doors Truck bodies Aftermarket Alcoa Relationship Other '03 '04 '05 '06 '07E '08E '09E '10E '11E '12E DuraPlate Panels 0.79 3.7 2.9 5 6 15.8 35.6 50.9 65.6 81.7 Incremental Revenue Growth Opportunities DuraPlate(r) Door $ million

Changing Customer Concentration Expanding Mid-Market Presence Partner (represents historic core customers) Non-Partner Partner East 0.39 0.61 2002 Non-Partner Partner East 0.67 0.33 2004 Non-Partner Partner East 0.62 0.38 2006 2003 2004 2005 2006 1499 5851 11929 16244 Cumulative Mid-Market Unit Sales

Multiple Earnings Growth Catalysts Share expansion DuraPlate(r)/composite penetration Reefer momentum Non-trailer products Continuous improvement - productivity Semi-automated assembly lines Supply Chain - strategic sourcing ERP system leverage Product design standardization Acquisitions - strategic and selective Process simplification Outsourcing Sales Gross Margin SG&A Catalysts

Next 5 Years – Our Commitment

Value Creation

➤ Through Tactical Execution

Operational Excellence

- Process Technology Leadership
- Quality Leadership
- Cost Optimization

People

- Bench Strength
- Training

Customer Focus

- Diversification
- Service

Innovation

- Incubator
- Next “DuraPlate”
- Next “Reefer)

Corporate Growth

- Organic
- Acquisitions
- Alliances

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Financial Highlights 2002 2003 2004 2005 2006 East 819.6 887.9 1041.1 1213.7 1312.2 2002 2003 2004 2005 2006 East -2.43 -2.26 1.8 3.06 0.3 Revenue 10% CAGR Diluted EPS

Financial Highlights 2002 2003 2004 2005 2006 East 0.06 0.09 0.12 0.110000000046565 8.00000000465656E-02 Gross Margin EBITDA Margin 2002 2003 2004 2005 2006 East -0.01 -0.003 0.086 0.079 0.033

Financial Highlights 2002 2003 2004 2005 2006 East 109.9 58.3 56.9 50.5 51.8 Op. Cash Flow Consistent annual OCF (in millions $) 2002 2003 2004 2005 2006 Total Equity $74.0 $22.2 $164.6 $278.7 $278.0 Debt $282.0 $227.3 $127.5 $125.5 $125.0 Cash $35.7 $12.6 $41.9 $67.4 $29.9 Inventory Turnover 4.7 7.3 10.2 10.7 10.0

Financial Outlook Expectations 2006 2007 Long-term Revenue $1.3B $1.1B >$1.5B Market Share (total trailers) 21% 21% 23% Non-trailer Revenue <$5M <$5M > $75M Gross Margins 8% 8% > 10% EBITDA Margins 3.3% 4% > 8%

Uses of Cash Priority of capital allocation decisions Investment in the business Opportunistic investments Strategic bolt-on acquisitions Quarterly cash dividend Share repurchase program Offset dilution Refinance convertible notes

Summary Market leader: #1 position in North American trailer market Superb brand recognition: Supported by diverse, long-standing customer relationships Innovation leader: Best-in-class technology (e.g., DuraPlate(r)) New leadership: Strong management team & Continuous Improvement (CI) culture Significant growth opportunities: DuraPlate(r) and mid-market growth opportunities Margin expansion opportunities: Strategic sourcing, strategic pricing initiatives, non-trailer products Strong financial position: 2006 OCF of $52M, net debt of $95M